UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TOWERSTREAM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TOWERSTREAM CORPORATION

55 HAMMARLUND WAY

MIDDLETOWN, RHODE ISLAND 02842

TELEPHONE: (401) 848-5848

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of Towerstream Corporation will be held on Wednesday, August 27, 2008, at 10:00 a.m. at 88 Silva Lane, Middletown, Rhode Island for the purposes of:

1.	Electing the five (5) Directors nominated by Towerstream Corporation to hold office until the next annual meeting of stockholders;

2.	Approving the 2008 Non-Employee Directors Compensation Plan;

3.	Ratifying Marcum & Kliegman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

4.	Transacting such other business as may properly come before the meeting.

Stockholders of record at the close of business on July 1, 2008, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of Towerstream Corporation during usual business hours, for examination by any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof. This Notice and the enclosed proxy statement, proxy card and the Annual Report on Form 10-KSB as amended, for the fiscal year ended December 31, 2007 are first being mailed to stockholders on or about July 18, 2008.

By Order of the Board of Directors

/s/ Philip Urso
Chairman

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

TOWERSTREAM CORPORATION

55 HAMMARLUND WAY

MIDDLETOWN, RHODE ISLAND 02842

TELEPHONE: (401) 848-5848

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, AUGUST 27, 2008

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Towerstream Corporation (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at 88 Silva Lane, Middletown, Rhode Island on August 27, 2008, at 10:00 a.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about July 18, 2008.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by Directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company and the Company will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on July 1, 2008, will be entitled to attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, namely, Jeffrey M. Thompson, our Chief Executive Officer and President, and Joseph P. Hernon, our Chief Financial Officer, or either one of them who acts, will vote:

•

FOR the election of the persons named herein as nominees for Directors of the Company, for a term expiring at the 2009 annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR approval of the 2008 Non-Employee Directors Compensation Plan (sometimes referred to as the “Director Plan”);

•	FOR ratification of Marcum & Kliegman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008; and

•	According to their judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of July 1, 2008, there were 34,556,332 shares of Common Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

A majority of the outstanding shares (17,278,167 shares), present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, since our proposals at this meeting are considered “routine” matters, brokers are entitled to vote uninstructed shares with respect to these proposals.

Under Delaware state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of Directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of Directors. This means that the nominees who receive the most votes will be elected to the open director positions. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a plurality of shares voted in favor of each nominee voting on all other matters requires the affirmative vote of a majority of the shares cast at the meeting.

Assuming we have a quorum, abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against the nominees for director. Assuming we have a quorum, abstentions from voting and broker non-votes will not effect the vote upon the Director Plan or the appointment of our independent accountant. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board of Directors would like you, as a stockholder, to vote at our annual meeting of stockholders, which will take place on August 27, 2008 at 10:00 a.m. local time at 88 Silva Lane, Middletown, Rhode Island. It also gives you information on these proposals so that you can make an informed decision. We are mailing this proxy statement and accompanying proxy card on or about July 18, 2008 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, Towerstream Corporation is referred to as “the Company,” “we,” “us” or “our”.

What is the proxy card?

The proxy card enables you to appoint Jeffrey M. Thompson, our Chief Executive Officer and President, and Joseph P. Hernon, our Chief Financial Officer, as your representative at the annual meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we think that it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on these specific proposals:

•	the election of the five proposed members of our Board of Directors;

•	a proposal for the approval of our Director Plan; and

•	the ratification of our independent registered public accounting firm, Marcum & Kliegman LLP, for the fiscal year ending December 31, 2008.

We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the stockholders vote:

•	FOR the five persons nominated for director;

•	FOR approval of the Director Plan; and

•	FOR the ratification of our independent registered public accounting firm, Marcum & Kliegman LLP, for the fiscal year ending December 31, 2008.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our Common Stock on July 1, 2008, may attend and vote at the annual meeting. Each share is entitled to one vote. There were 34,556,332 shares of Common Stock outstanding on July 1, 2008. All shares of Common Stock shall vote together as a single class. Information about the stockholdings of our Directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” on page 7 of this proxy statement.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on July 1, 2008, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If on July 1, 2008, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I vote?

(1)	You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the annual meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxies, if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	FOR the five (5) nominees to the Board, all of whom are presently serving on the Board;

•	FOR the approval of the Director Plan;

•	FOR the ratification of our independent registered public accounting for the fiscal year ending December 31, 2008; and

•	according to the best judgment of either Jeffrey M. Thompson or Joseph P. Hernon, if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

(2)	You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares of our Common Stock.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•	sending a written notice to the Secretary of the Company that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the annual meeting; or

•	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for the nominees on the proxy card, as a “for” vote for the approval of the Director Plan and as a “for” vote for the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2008, and in accordance with the decision of the named proxies for any other matters which may properly come before the meeting.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name, since our proposals at this meeting are considered “routine” matters, brokers are entitled to vote uninstructed shares with respect to these proposals. If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the election of Directors, the approval of the Director Plan and the ratification of our independent registered public accounting firm.

How many votes are required to elect the nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote in the election are required to elect each director. This means that the nominees who receive the most votes will be elected to the open director positions.

How many votes are required to approve the Director Plan?

The affirmative vote of a majority of the votes cast at the meeting by the holders of shares of Common Stock entitled to vote are required to approve the Director Plan proposal.

How many votes are required to ratify our independent public accountants?

The affirmative vote of a majority of the votes cast at the annual meeting by the holders of shares of Common Stock entitled to vote are required to ratify Marcum & Kliegman LLP as our independent registered public accounting firm for the year ending December 31, 2008.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting and also in our Form 10-Q for the quarter ended September 30, 2008, which we anticipate filing in November 2008.

Who can help answer my questions?

You can contact our corporate headquarters, at Towerstream Corporation, 55 Hammarlund Way, Middletown, RI 02842, or by sending a letter to Jeffrey M. Thompson, our Secretary with any questions about proposals described in this proxy statement or how to execute your vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of July 1, 2008 by:

•	each person known by us to beneficially own more than 5% of our Common Stock;

•	each of our Directors;

•	each of our named executive officers; and

•	all of our Directors and executive officers as a group.

The percentages of Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of, with respect to the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Towerstream Corporation, 55 Hammarlund Way, Middletown, Rhode Island 02842, unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)

5% Stockholders:
Orphan Fund L.P.	2,312,292		6.7%
One Sansome Street, Suite 2900
San Francisco, CA 94104

Stephens Investment Management, LLC	3,151,584	(2)	9.1%
One Sansome Street, Suite 2900
San Francisco, CA 94104

Directors and Named Executive Officers:
Jeffrey M. Thompson	2,599,960	(3)	7.4%
Philip Urso	4,223,195	(4)	12.1%
Arthur G. Giftakis	94,605	(5)	*
Howard L. Haronian	1,965,341	(6)	5.7%
Paul Koehler	53,333	(7)	*
William Bush	59,167	(8)	*
George E. Kilguss, III(9)	25,374	(10)	*
Joseph P. Hernon (11)	—		—
All Directors and executive officers as a group (8 persons)	9,020,975	(3)(4)(5)(6)(7)(8)(10)(11)	25.1%

*	Less than 1%.

(1)

Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assumes the exercise of all options, warrants and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of July 1, 2008. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person. As of July 1, 2008, there were 34,556,332 shares of our Common Stock outstanding.

(2)	These shares of Common Stock are beneficially owned by certain investment limited partnerships, including Orphan Fund, L.P., for which Stephens Investment Management, LLC (“SIM”) serves as general partner and investment manager. SIM, as those investment limited partnerships’ general partner and investment manager, and Paul Stephens, W. Bradford Stephens and P. Bartlett Stephens, as managing members and owners of SIM, may therefore be deemed to beneficially own the shares owned by such investment limited partnerships, insofar as they may be deemed to have the power to direct the voting or disposition of those shares. Each of SIM, Paul Stephens, W. Bradford Stephens and P. Bartlett Stephens disclaims beneficial ownership as to these shares, except to the extent of his or its pecuniary interests therein.

(3)	Includes 698,955 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(4)	Includes 350,386 shares of Common Stock held by Mr. Urso’s minor children, for whom Mr. Urso and his wife are the trustees, and 404,553 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(5)	Represents 94,605 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(6)	Includes 1,723,336 shares of Common Stock held as joint tenants with Dr. Haronian’s spouse and 66,680 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(7)	Represents 53,333 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(8)	Includes 54,167 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(9)	Mr. Kilguss resigned from the Company on December 18, 2007.

(10)	Includes 6,760 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(11)	Mr. Hernon does not own any shares of Common Stock or any Securities Convertible into Common Stock within the next 60 days. Mr. Hernon owns 150,000 options to purchase Common Stock.

For purposes of the table above all addresses for officers and Directors are care of the Company’s principal offices.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and Directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from our executive officers and Directors, we believe that our executive officers and Directors complied with all Section 16(a) filing requirements during the year ended December 31, 2007, except that Jeffrey Thompson, our President, Chief Executive Officer and a director, failed to timely file a Form 4 reporting the grant of an option to purchase shares of our Common Stock on December 3, 2007, Maria Perry, our former Interim Chief Financial Officer, failed to timely file a Form 3 upon appointment to such office, and George E. Kilguss, III, our former Chief Financial Officer, failed to file a Form 4 reporting the grant of an option to purchase shares of our Common Stock on December 3, 2007.

PROPOSAL 1 — ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

Our By-laws currently specify that the number of Directors shall be at least one and no more than 15 persons, unless otherwise determined by a vote of the majority of the Board of Directors. Our Board of Directors currently consists of five (5) persons and all of them have been nominated by the Company to stand for re-election.

The following table shows for each nominee his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), and his Directorships with other companies whose securities are registered with the Securities and Exchange Commission. Each director is elected or nominated to the Board of Directors until the following annual meeting of stockholders and until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

Name	Age	Position
Jeffrey M. Thompson	44	Chief Executive Officer, President and Director
Philip Urso	48	Chairman of the Board of Directors
Howard L. Haronian, M.D.(1)(2)(3)	46	Director
Paul Koehler(1)(3)	48	Director
William Bush(1)(2)	43	Director

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating Committee.

The biographies below include information related to service by the persons below to Towerstream Corporation and our subsidiary, Towerstream I, Inc. On January 4, 2007, we merged with and into a wholly-owned Delaware subsidiary, for the sole purpose of changing our state of incorporation to Delaware. On January 12, 2007, a wholly-owned subsidiary of ours completed a reverse merger with and into a private company, Towerstream Corporation, with Towerstream Corporation (the private company) being the surviving company and becoming a wholly-owned subsidiary. Upon closing of the merger, we discontinued our former business and succeeded to the business of Towerstream Corporation as our sole line of business. At the same time, we also changed our name from University Girls Calendar Ltd to Towerstream Corporation and, our newly acquired subsidiary, Towerstream Corporation, changed its name to Towerstream I, Inc.

Jeffrey M. Thompson has been our president, chief executive officer and director since January 2007 (the date of completion of the reverse merger). Mr. Thompson co-founded Towerstream I, Inc. in December 1999 with Philip Urso. Mr. Thompson has served as a director since inception and as chief operating officer from inception until November 2005 when Mr. Thompson became president and chief executive officer. In 1995, Mr. Thompson co-founded and was vice president of operations of EdgeNet Inc., a privately held Internet service provider (which was sold to Citadel Broadcasting Corporation in 1997 and became eFortress (“eFortress”)) through 1999. Mr. Thompson holds a B.S. from the University of Massachusetts.

Philip Urso has been our chairman and a director since January 2007 (the date of completion of the reverse merger). Mr. Urso co-founded Towerstream in December 1999 with Jeffrey M. Thompson. Mr. Urso has served as a director and chairman since inception of Towerstream I, Inc. and as chief executive officer from inception until November 2005. In 1995, Mr. Urso co-founded eFortress (previously EdgeNet Inc.) and served as its president through 1999. From 1983 until 1997, Mr. Urso owned and operated a group of radio stations. In addition, Mr. Urso co-founded the regional cell-tower company, MCF Communications, Inc.

Howard L. Haronian, M.D., has been a director since January 2007 (the date of completion of the reverse merger). Dr. Haronian has served as a director of Towerstream I, Inc. since inception in December 1999. Dr. Haronian is an interventional cardiologist and has been president of Cardiology Specialists, Ltd. of Rhode Island since 1994. Dr. Haronian has served on the clinical faculty of the Yale School of Medicine since 1994. Dr. Haronian has directed the cardiac catheterization program at Westerly Hospital since founding such program in 2003.

Paul Koehler has been a director since January 2007. Mr. Koehler has served as vice president of corporate development of Pacific Ethanol, Inc. (NasdaqGM: PEIX) since June 2005. Mr. Koehler has over twenty years of experience in project development in the power and renewable fuels industries and in marketing, trading and risk management. Prior to working for Pacific Ethanol Inc., from 2001 to 2005, Mr. Koehler worked initially as a consultant and then as director of business development at PPM Energy Inc., a wind power producer and marketer. Mr. Koehler was president and co-founder of Kinergy Corporation, a consulting firm focused on renewable energy and risk management from 1993 to 2003 and a co-founder of ReEnergy LLC, which was acquired by Pacific Ethanol, Inc. During the 1990s, Mr. Koehler worked for Portland General Electric Company and Enron Corp. in marketing and origination of long term transactions, risk management, and energy trading. Mr. Koehler holds a B.A. from the Honors College at the University of Oregon.

William Bush has been a director since January 2007. From January 2006 through December 2007, Mr. Bush served as chief financial officer of ZVUE Corporation (formerly known as Handheld Entertainment, Inc. (NasdaqCM: ZVUE)), a distributor of user generated content. Mr. Bush has over twenty years of experience in accounting, financial support and business development. From 2002 to 2005, Mr. Bush was the chief financial officer and secretary for International Microcomputer Software, Inc. (OTCBB: IMSI.OB), a developer and distributor of precision design software, content and on-line services. Prior to that he was a director of business development and corporate controller for Buzzsaw.com, Inc. Mr. Bush was one of the founding members of Buzzsaw.com, Inc., a privately held company spun off from Autodesk, Inc. in 1999, focusing on online collaboration, printing and procurement applications. From 1997 to 1999, Mr. Bush worked as corporate controller at Autodesk, Inc. (NasdaqGM: ADSK), the fourth largest software applications company in the world. Prior to that, Mr. Bush worked for seven years in public accounting, first with Ernst & Young, and later with Price Waterhouse in Munich, Germany. Mr. Bush holds a B.S. in Business Administration from U.C. Berkeley and is a Certified Public Accountant. Mr. Bush currently serves on the Board of Directors of FindEx.com (OTCBB: FIND), a Bible study software provider.

Except for Howard L. Haronian and Philip Urso, who are cousins, there are no family relationships among our Directors or executive officers.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

Compensation of Directors

The following table summarizes the compensation awarded during the fiscal year ended December 31, 2007 to our Directors who are not named executive officers in the summary compensation table below:

Name	Fees Earned or Paid in Cash		Option Awards (1)(2)	Other Compensation		Total
Philip Urso	$26,333	(4)	$15,447	$6,027	(3)	$47,807
Howard L. Haronian, M.D.	$36,000	(4)	$18,537	—		$54,537
Paul Koehler	$33,500		$12,358	—		$45,858
William Bush	$36,500	(4)	$15,447	—		$51,947

(1)	Based upon the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board Statement of Financial Accounting Standard No. 123R, Share-Based Payment. Our policy and assumptions made in the valuation of share-based payments are contained in Note 2 to our December 31, 2007 financial statements.

(2)	Information provided relates to the issuance in 2007 of options to purchase 12,500 shares, 15,000 shares, 10,000 shares and 12,500 shares to Mr. Urso, Dr. Haronian, Mr. Koehler and Mr. Bush, respectively. Does not include outstanding options to purchase an aggregate of 350,386 and 35,039 shares held by Mr. Urso and Dr. Haronian, respectively, which options were granted in prior fiscal years.

(3)	Includes $4,000 paid to Mr. Urso as salary, and $2,027 paid for medical benefits coverage in January and February 2007.

(4)	Includes $500 of fees earned during fiscal year 2007 that were not paid until fiscal year 2008.

Pursuant to the 2007 Equity Compensation Plan, each non-employee director is entitled to receive ten-year options to purchase 10,000 shares of our Common Stock at an exercise price equal to the fair market value of our Common Stock on the date of grant upon such non-employee director’s initial election or appointment to the Board of Directors and annually thereafter. In addition, non-employee directors receive 2,500 shares of Common Stock for serving as a committee or Board chairperson. Non-employee directors also receive $25,000 per annum in cash and an additional $1,000 per meeting attended in person or by telephone, and $500 per committee meeting attended in person or by telephone.

We are proposing a new compensation plan for Non-Employee Directors. Please see Proposal 2. The terms of the new proposed plan are substantially the same as the existing plan, however, we have proposed increasing the annual automatic grant to 50,000 options from 10,000 options.

Director Independence

Each of Howard L. Haronian, Paul Koehler and William Bush are independent Directors, as provided in Nasdaq Marketplace Rule 4200(a)(15).

Board Committees

Since January 2007, the standing committees of our Board of Directors consist of an Audit Committee, a Compensation Committee and a Nominating Committee. Each member of our committees is “independent” as such term is defined under and required by the federal securities laws and the rules of The NASDAQ Stock Market. The charters of each of the committees is available on our website at www.towerstream.com.

Audit Committee

The Audit Committee is comprised of three Directors: William Bush, Howard L. Haronian, M.D., and Paul Koehler. Mr. Bush is the Chairman of the Audit Committee. The Audit Committee’s duties are to recommend to our Board of Directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by independent public accountants, including their recommendations to improve the system of accounting and internal controls. The Audit Committee oversees the independent auditors, including their independence and objectivity. However, the committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The Audit Committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist the Audit Committee in fulfilling its responsibilities, and to approve the fees and other retention terms of the advisors. Each of our Audit Committee members are, in the opinion of our Board of Directors, “Independent” as defined by the federal securities laws and The NASDAQ Stock Market and possess an understanding of financial statements and generally accepted accounting principles. Mr. Bush is a qualified financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K and serves as chairman of the Audit Committee.

Compensation Committee

The Compensation Committee is comprised of Howard L. Haronian, M.D., and William Bush. Dr. Haronian is the Chairman of the Compensation Committee. The Compensation Committee periodically reviews and approves our salary and benefits policies, including compensation of executive officers. The Compensation Committee also administers our stock option plans and recommends and approves grants of stock options under such plans.

Nominating Committee

The Nominating Committee is comprised of Howard L. Haronian, M.D., and Paul Koehler. Dr. Haronian is Chairman of the Nominating Committee. The Nominating Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping our corporate governance. As part of its duties, the Nominating Committee assesses the size, structure and composition of the Board and Board committees, coordinates evaluation of Board performance and reviews Board compensation. The Nominating Committee also acts as a screening and nominating committee for candidates considered for election to the Board.

Code of Ethics

Our Board of Directors has adopted a code of conduct and ethics that establishes the standards of ethical conduct applicable to all Directors, officers and employees of our company. The code addresses, among other things, conflicts of interest, compliance with disclosure controls and procedures, and internal control over financial reporting, corporate opportunities and confidentiality requirements. The Audit Committee is responsible for applying and interpreting our code of conduct and ethics in situations where questions are presented to it. Our code of ethics is available for review on our website at www.towerstream.com. There were no amendments or waivers to this code in fiscal 2007.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Board of Directors has adopted a policy which states that each Director is expected to attend annual meetings of its stockholders. We expect that all of our Directors will attend the annual meeting. Accordingly, and to the extent reasonably practicable, we regularly schedule a meeting of the Board of Directors on the same day as the annual meeting of stockholders.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2007, the Board held six meetings and acted by written consent on four occasions, the Audit Committee held four meetings, the Compensation Committee held five meetings and the Nominating Committee held no meetings. Each incumbent Director attended 75% or more of the aggregate number of meetings of the Board and the Committees on which he served during the fiscal year.

DIRECTOR NOMINATIONS

Part of our Nominating Committee’s duties is to screen and nominate candidates considered for election to our Board of Directors. In this capacity, it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies.

Stockholders who wish to recommend a candidate for election to the Board of Directors may submit such nominations pursuant to timely notice in writing. To be timely, a stockholder’s notice shall be delivered to or mailed and received at our principal executive offices, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such stockholder’s notice shall set forth (a) as to the proposed candidate, the name, contact information, background, experience and other pertinent information; (b) as to the stockholder giving the notice (i) the name and address, as they appear on the books of the Company, of such stockholder and (ii) the class and number of shares which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of the beneficial owner and (ii) the class and number of shares of the Company which are beneficially owned by the beneficial owner.

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate with the Board of Directors. Such parties can contact the Board of Directors by electronic mail at Board@towerstream.com.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

No current member of our Compensation Committee is now an officer or an employee of the Company or any of its subsidiaries. No member of our Compensation Committee had any contractual or other relationships with the Company during the 2007 fiscal year. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of the Board of Directors or our Compensation Committee.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report and Accounting Fees disclosure appearing at page 30 shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised of three independent Directors (as defined under Rule 4200 of the NASDAQ Stock Market). The Audit Committee operates under a written charter adopted by the Board of Directors on January 12, 2007, which can be found in the Corporate Governance section of our web site, www.towerstream.com, and is also available in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2007, as well as the quarterly unaudited financial statements.

We have reviewed and discussed with management and Marcum and Kliegman LLP, our independent registered public accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with Marcum and Kliegman LLP, the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and Marcum and Kliegman LLP, such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from Marcum and Kliegman LLP, required by Independence Standard No. 1 of the Independence Standards Board, and have discussed with Marcum and Kliegman LLP, their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by Marcum and Kliegman LLP.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2007.

William Bush, Audit Committee Chairman
Howard L. Haronian, M.D.
Paul Koehler

Dated as of July 14, 2008

MANAGEMENT

The following table sets forth information regarding the members of our Board of Directors and our executive officers. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

Name	Age	Position
Jeffrey M. Thompson	44	Chief Executive Officer, President and Director
Philip Urso	48	Chairman of the Board of Directors
Joseph P. Hernon	48	Chief Financial Officer
Arthur G. Giftakis	42	Vice President of Engineering and Operations
Howard L. Haronian, M.D.(1)(2)(3)	46	Director
Paul Koehler(1)(3)	48	Director
William Bush(1)(2)	43	Director

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating Committee.

Our executive officers, excluding the officers who are also members of our Board of Directors, are as follows:

Joseph P. Hernon has been our chief financial officer, principal financial officer and principal accounting officer and was appointed to such positions on May 30, 2008. From November 2005 until October 2007, Mr. Hernon served as the chief financial officer of Aqua Bounty Technologies Inc., a biotechnology company dedicated to the improvement of productivity in the acquaculture industry through the application of biotechnology. From August 1996 until October 2005, Mr. Hernon served as vice president, chief financial officer and secretary of Boston Life Sciences Inc., a biotechnology company focused on developing therapeutics and diagnostics for central nervous system diseases. Additionally, Mr. Hernon held several positions while employed at Price Waterhouse Coopers LLP. Mr. Hernon holds a B.S. in Business Administration from the University of Lowell, MA and a Masters degree in Accounting from Bentley College in Waltham, MA.

Arthur G. Giftakis has served as vice president of engineering and operations of Towerstream since January 2007 (the date of completion of the reverse merger). From 2003 until 2004, Mr. Giftakis was manager of engineering of Towerstream I, Inc. In November 2004, Mr. Giftakis became the vice president of engineering and operations of Towerstream I, Inc. Prior to 2003, Mr. Giftakis was at Sockeye Networks, Inc., a border gateway protocol optimization company that was acquired by Internap Network Services Corporation in 2003. Before joining Sockeye Networks, Inc. in 2001, Mr. Giftakis held various solution architect positions at NaviSite, Inc. and Digital Broadband Communications Inc. after spending ten years with Bell Atlantic Corp., now known as Verizon Communications Inc.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the annual and long-term compensation paid to our chief executive officer and our two other most highly compensated executive officers who were serving at the end of 2007, whom we refer to collectively in this prospectus as the “named executive officers”:

Name and Principal Position	Year	Salary	Bonus		Option Awards(1)		Nonqualified Deferred Compensation Earnings	Total

Jeffrey M. Thompson President and Chief Executive Officer	2007	$225,000	$137,800	(2)	$31,949	(3)	—	$394,749
	2006	$171,000	$75,000	(4)	$413,837	(5)	$10,000	$669,837

George E. Kilguss, III Chief Financial Officer(6)	2007	$188,945	$33,440		$8,360	(7)	—	$230,745
	2006	$135,000	$50,000		—		$45,000	$230,000

Arthur G. Giftakis Vice President of Engineering and Operations	2007	$120,000	$21,500		—		—	$141,500
	2006	$120,000	—		—		—	$120,000

(1)	Based upon the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board Statement of Financial Accounting Standard No. 123R, Share-Based Payment. Our policy and assumptions made in the valuation of share-based payments are contained in Note 2 to our December 31, 2007 financial statements.

(2)	Of this $137,800 cash bonus, $69,400 was awarded to Mr. Thompson in 2007 in recognition of services performed during 2007, $34,200 was awarded to Mr. Thompson on January 28, 2008 in recognition of services performed during 2007 and $34,200 was awarded to Mr. Thompson on February 7, 2008 in recognition of services performed during 2007.

(3)	Represents (i) a ten-year option to purchase 12,010 shares of our Common Stock at an exercise price of $2.00 per share granted on December 3, 2007 in recognition of services performed during 2007, which option was fully vested and exercisable on the date of grant, and (ii) a ten-year option to purchase 11,032 shares of our Common Stock at an exercise price of $2.00 per share granted on March 3, 2008 in recognition of services performed in 2007, which option vests as to one-third of the shares subject to the option annually, commencing March 3, 2009.

(4)	Of this $75,000 cash bonus, $30,000 was awarded to Mr. Thompson in 2006 in recognition of services performed during 2006, and $45,000 was awarded to Mr. Thompson on February 14, 2007 in recognition of services performed during 2006.

(5)	Represents a five-year option to purchase 75,000 shares of our Common Stock at an exercise price of $9.74 per share granted on February 14, 2007 in recognition of services performed during 2006. Such option vests quarterly over a two-year period commencing April 1, 2007.

(6)	Mr. Kilguss resigned from the Company on December 18, 2007.

(7)	Represents a ten-year option to purchase 6,760 shares of our Common Stock at an exercise price of $2.00 per share granted on December 3, 2007, which option was fully vested and exercisable on the date of grant.

Our current Chief Financial Officer, Joseph P. Hernon, joined the Company on May 30, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards to our named executive officers as of December 31, 2007:

Name	Option Awards
	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Jeffrey M. Thompson	280,309	(2)	—	$0.78	2/27/13
	175,193	(3)	—	$1.14	12/14/14
	175,193	(4)	—	$1.43	4/28/15
	28,125	(5)	46,875	$9.74	2/13/12
	12,010	(6)	—	$2.00	12/2/17
George E. Kilguss, III(1)	175,193	(4)	—	$1.43	4/28/15
	6,760	(7)	—	$2.00	12/2/17
Arthur Giftakis	59,566	(8)	—	$1.43	11/16/13
	23,359	(9)	11,680	$1.43	8/28/15

(1)	Mr. Kilguss resigned from the Company on December 18, 2007.

(2)	Such option vests as to one-third of the shares subject to the option annually, commencing February 28, 2004.

(3)	Such option was fully vested and exercisable on December 15, 2004, the date of grant.

(4)	Such option was fully vested and exercisable on April 29, 2005, the date of grant.

(5)	Such option vests in equal quarterly installments over a two-year period commencing April 1, 2007.

(6)	Such option was fully vested and exercisable on December 3, 2007, the date of grant.

(7)	Such option was fully vested and exercisable on December 3, 2007, the date of grant.

(8)	Such option vests as to one-third of the shares subject to the option annually, commencing November 17, 2004.

(9)	Such option vests as to one-third of the shares subject to the option annually, commencing August 29, 2006.

2007 Equity Compensation Plan

Purpose of the 2007 Equity Compensation Plan

The 2007 Equity Compensation Plan enables us to award specific equity-based benefits to officers and other employees, consultants and Directors, of our company and our related companies and to encourage them to exercise their best efforts to enhance the growth of our company and our related companies.

Eligibility

Employees and consultants of our company and our related companies and non-employee Directors of our company may receive awards under the 2007 Equity Compensation Plan. Only our employees or employees of our subsidiary companies, however, may receive incentive stock options under the 2007 Equity Compensation Plan.

Awards to be Offered

The 2007 Equity Compensation Plan provides for the granting of:

•	incentive stock options and nonqualified stock options to purchase shares of our Common Stock;

•	stock appreciation rights representing the right to receive an amount measured by the appreciation in share value;

•	stock subject to time-based and/or performance-based vesting (restricted stock);

•	restricted stock units representing the right to receive an amount measured by the value of a share of stock, subject to time-based and/or performance-based vesting;

•	stock awarded as a bonus (bonus stock); and

•	dividend equivalent rights.

Shares Subject to the Plan

The total number of shares of Common Stock that can be delivered under the 2007 Equity Compensation Plan is 2,403,922. As of July 1, 2008, we had 2,325,702 outstanding options issued under the 2007 Equity Compensation Plan with exercise prices ranging between $0.78 and $9.74.

If any award that requires the participant to exercise the award for shares to be delivered terminates without having been exercised in full, if any shares subject to an award are forfeited, if any shares are withheld for the payment of taxes with respect to an award, or if any award payable in cash or shares is paid in cash rather than in shares, the unexercised portion of the award, the forfeited shares, the withheld shares, or the portion that was paid in cash will continue to be available for future awards. However, if an option, stock appreciation right, performance stock, performance stock units or bonus stock is cancelled or forfeited, the shares subject to such awards will continue to be counted against the maximum number of shares specified above for which options, stock appreciation rights, performance stock, performance stock units or bonus stock may be granted to an employee in any calendar year.

In addition, the aggregate fair market value, determined at the time the option is granted, of shares with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year, under the 2007 Equity Compensation Plan and under any other incentive stock option plan of our company or a related company, may not exceed $100,000.

Administration, Amendment and Duration of the Plan

The 2007 Equity Compensation Plan is administered by the Compensation Committee of the Board of Directors, except that our chief executive officer may grant a limited number of options to participants other than to himself, other executive officers who are “covered employees” under Section 162(m) of the Internal Revenue Code of 1986, as amended, Directors and consultants. Except as noted in the previous sentence, the Compensation Committee selects the participants who will receive awards, determines the type of award to be granted and determines the terms and conditions of the award.

Stock Options

The Compensation Committee may award incentive stock options and nonqualified stock options under the 2007 Equity Compensation Plan. Only our employees may receive incentive stock options. The Compensation Committee also determines the exercise price of each option. However, the exercise price of an option may not be less than 100% of the fair market value of the underlying shares on the date of grant or 110% in the case of an incentive stock option granted to a stockholder beneficially owning 10% or more of our Common Stock. The exercise price of any option may not be less than the par value of the underlying share(s).

The Compensation Committee determines the term of each option, but no term may exceed 10 years from the date of grant, or 5 years in the case of an incentive stock option granted to a stockholder beneficially owning 10% or more of our Common Stock. The Compensation Committee also determines at what time or times each option may be exercised and any conditions that must be met before an option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Compensation Committee.

The exercise price of an option granted under the 2007 Equity Compensation Plan may be paid:

•	in full in cash or cash equivalents;

•	by shares of stock that the participant already owns;

•	by shares of stock newly acquired on exercise of the option;

•	by delivery of an irrevocable undertaking by a broker to deliver promptly to us sufficient funds to pay the exercise price; or

•	by any combination of the above.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights that entitle the participant to receive upon exercise an amount, either in shares, cash, or a combination of both, measured by the increase since the date of grant in the value of the shares covered by the right. The Compensation Committee may accelerate the date(s) on which stock appreciation rights may be exercised.

Restricted Stock

The Compensation Committee may grant shares of restricted stock, for any or no consideration, subject to any restrictions the Compensation Committee establishes. Except with respect to restricted stock whose restrictions lapse upon the attainment of performance goals under Section 162(m) of the Internal Revenue Code of 1986, as amended, the Compensation Committee may accelerate the date(s) on which the restrictions will lapse. Before the lapse of restrictions on shares of restricted stock, the participant will have voting and dividend rights on the shares.

The Compensation Committee may provide that restricted stock vests only upon the satisfaction of performance goals. The Compensation Committee may select one or more performance criteria from the following list: sales, revenues, profit, return on sales, net operating profit after taxes, investment turnover, customer service indices, funds from operations, income from operations, return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of shares, economic value added, total stockholder return, net income, pre-tax income, earnings per share, operating profit margin, net income margin, sales margin, cash flow, market share, sales growth, revenue, net revenue growth, capacity utilization, customer penetration, increase in customer base, net income growth, expense control and/or hiring of personnel. The criteria may apply to the individual, a division, our company or a subsidiary of our company.

Restricted Stock Units

The Compensation Committee may grant restricted stock units subject to any restrictions the Compensation Committee may determine. A restricted stock unit entitles a participant to receive, with respect to a vested restricted stock unit, one share of our Common Stock, the cash value thereof, or a combination of both. Restricted stock units are credited to a bookkeeping account in the participant’s name.

Although a participant will not have voting or dividend rights with respect to his or her restricted stock units, a participant will have dividend equivalent rights on his or her restricted stock units. On each date that we pay a cash dividend to holders of our Common Stock, an additional number of restricted stock units equal to the total number of restricted stock units credited to the participant’s bookkeeping account on such date, multiplied by the dollar amount of the per share cash dividend, and divided by the fair market value of a share on such date will be credited to the participant’s account. Restricted stock units attributable to such dividend equivalent rights will accumulate and vest at the same time as the restricted stock units to which they relate vest.

The Compensation Committee may provide that restricted stock units vest only to the extent performance goals are met. The Compensation Committee may select one or more performance criteria from the above list for restricted stock.

Bonus Stock

The Compensation Committee may grant awards entitling a participant to receive shares without payment therefor as a bonus for services provided to our company or a related company. Bonus stock is fully vested on the date of grant.

Dividend Equivalent Rights

The Compensation Committee may grant a separate award entitling a participant to receive dividend equivalent rights. Such dividend equivalent rights shall accumulate and be paid shortly after they vest. Once vested, they shall be paid at the same time corresponding cash dividends are paid to stockholders.

Treatment of Awards upon Termination of Service

If a participant’s service terminates for any reason, including death or disability, all options and stock appreciation rights then held by the participant that were not exercisable immediately before the termination of service will terminate on that date, except as otherwise stated in the participant’s award agreement. Any remaining options and stock appreciation rights will remain exercisable for one year from the date of termination of service by reason of death or disability, three months from the date of termination of service for any other reason, or for a shorter or longer period as stated in the participant’s award agreement. Notwithstanding the post-termination exercise periods described above, no option or stock appreciation right may be exercised beyond its original term.

Except as otherwise stated in a participant’s award agreement, if a participant holds shares of restricted stock and terminates service for any reason, including death or disability, before the lapse of the restrictions, the participant will forfeit the shares to us. Except as otherwise stated in a participant’s award agreement, restricted stock units and dividend equivalent rights to which a participant has not become entitled will terminate irrevocably upon the participant’s termination of service for any reason, including death or disability.

Transferability

Awards generally are not transferable, except by will or under the laws of descent and distribution. The Compensation Committee has the authority, however, to permit a participant to transfer nonqualified stock options and stock appreciation rights.

Adjustments in Shares; Corporate Transactions

If a stock dividend, stock split, reverse split, spin-off, or similar change in capitalization occurs, the Compensation Committee will make appropriate adjustments to the maximum number and type of shares that may be subject to awards and delivered under the 2007 Equity Compensation Plan, the kind and aggregate number of shares subject to outstanding awards, the exercise price of outstanding options, and the amount over which appreciation of an outstanding stock appreciation right is measured.

If a corporate transaction such as a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation occurs, each outstanding award will be assumed by the surviving or successor entity, except that the Compensation Committee may elect to terminate all or a portion of any outstanding award, effective upon the closing of the corporate transaction, if the Compensation Committee determines that doing so is in our best interests. If so, the Compensation Committee will give each participant holding an option and stock appreciation right not less than seven days’ notice before the termination to exercise any such option or stock appreciation right that is to be so terminated, to the extent it is then exercisable, before the termination. Further, in the event of a corporate transaction, the Compensation Committee in its discretion, may:

•	accelerate the date on which options, stock appreciation rights and restricted stock units vest; and/or

•	remove restrictions from outstanding shares of restricted stock.

The Compensation Committee may also change the terms of any outstanding award to reflect the corporate transaction, subject to certain limitations. Finally, the Compensation Committee or the Board of Directors may, in lieu of the actions described above, arrange to have the surviving or acquiring entity grant the participant a replacement award that, in the judgment of the Compensation Committee, is substantially equivalent to the replaced award.

Compensation To our Non-Employee Directors under the 2007 Equity Compensation Plan

Pursuant to the 2007 Equity Compensation Plan, each non-employee director is entitled to receive ten-year options to purchase 10,000 shares of our Common Stock at an exercise price equal to the fair market value of our Common Stock on the date of grant upon such non-employee Director’s initial election or appointment to the Board of Directors and annually thereafter. In addition, non-employee directors receive 2,500 shares of Common Stock for serving as a committee or Board chairperson. Non-employee directors also receive $25,000 per annum in cash and an additional $1,000 per meeting attended in person or by telephone, and $500 per committee meeting attended in person or by telephone.

On June 27, 2008, the Board amended the terms of the option grants to the Non-Employee Directors to provide for the grant of 50,000 options effective on such date. Assuming the proposed 2008 Director Plan is approved, compensation (whether cash or stock based awards) will no longer be made to Non-Employee Directors under the 2007 Equity Compensation Plan. Please see Proposal Two.

The 2007 Incentive Stock Plan

On May 10, 2007, our Board of Directors approved the adoption of the 2007 Incentive Stock Plan under which we have authority to issue up to 2,500,000 shares of our Common Stock in the form of options or restricted stock. The 2007 Incentive Stock Plan was approved by our stockholders on May 17, 2007. The total number of shares of Common Stock that can be issued under both the 2007 Equity Compensation Plan and the 2007 Incentive Stock Plan combined would be 4,903,922 shares.

Purpose of the 2007 Incentive Stock Plan

The 2007 Incentive Stock Plan enables us to offer incentives to retain our Directors, officers, consultants, advisors and employees, to encourage their involvement in our development and financial success, as well as to attract new Directors, officers, consultants, advisors and employees whose services are considered valuable.

Eligibility

Any director, officer, employee, consultant or advisor of our company or any of our subsidiaries may be eligible to receive options or restricted stock under the 2007 Incentive Stock Plan. However, only employees of our company or our subsidiaries can receive incentive stock options.

Awards to be Offered

The 2007 Incentive Stock Plan provides for the granting of:

•	incentive stock options and nonqualified stock options to purchase shares of our Common Stock; and

•	shares of our restricted Common Stock.

Shares Subject to the Plan

The total number of shares of our Common Stock that can de delivered under the 2007 Stock Incentive Plan is 2,500,000. The shares of Common Stock subject to the 2007 Incentive Stock Plan consist of unissued shares, treasury shares or previously issued shares held by any of our subsidiaries. If any option or restricted stock expires or is canceled prior to its exercise or vesting in full or if the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an option or restricted stock is reduced for any reason, the shares of Common Stock subject to such option or restricted stock may be subject to future options or restricted stock, except where such re-issuance is inconsistent with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.

As of July 1, 2008, we had 470,868 options outstanding under the 2007 Incentive Stock Plan with exercise prices ranging between $1.45 and $2.00.

We may make grants under the 2007 Incentive Stock Plan four times a year according to a pre-determined schedule set by our Board of Directors, except for grants made to newly hired employees.

Administration, Amendment and Duration of the Plan

Our Board of Directors will appoint and maintain as administrator of the plan a committee consisting of “Independent Directors” (as such terms is defined by Marketplace Rule 4200(a)(15) of The NASDAQ Stock Market), “Non-Employee Directors” (as such term is defined in Rule 16b-3 of the Exchange Act) and “Outside Directors” (as such term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended). The committee, subject to certain restrictive provisions of the 2007 Incentive Stock Plan, has full power and authority to designate recipients of options and restricted stock agreements and to interpret provisions and supervise the administration of the plan. Until such time as we appoint a committee, our Board of Directors shall administer the plan.

Our Board of Directors is authorized to amend, suspend or terminate the 2007 Incentive Stock Plan, except that no amendment is effective, which, without the approval of our stockholders would: (a) increase the number of shares issuable under the plan; (b) materially increase the benefits accruing to option holders under the plan; (c) materially modify plan eligibility requirements; (d) decrease the exercise price of an option to less than 100% of the underlying stock’s fair market value or (e) extend the term of any option granted under the plan beyond ten years from its date of issuance.

The 2007 Incentive Stock Plan expires in May 2017.

Stock Options

The committee may grant incentive stock options and nonqualified stock options under the 2007 Incentive Stock Plan. The purchase price of each share of our Common Stock purchasable under an incentive option or a nonqualified option is determined by the committee at the time that the option is granted. However, the exercise price of an option may not be less than 100% of the fair market value (as defined in the plan) of the underlying Common Stock or 110% in the case of an incentive stock option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of our company or of any of our subsidiaries.

The committee determines the term of each option, but no term may exceed 10 years after the date such option is granted, or 5 years in the case of an employee, who at the time of the grant owns more than 10% of the total combined voting power of all classes of the Common Stock of our company or of any of our subsidiaries.

Options may be exercisable at such time or times and subject to such terms and conditions as determined by the committee at the time of grant. If the committee does not designate any option vesting periods, options vest and become exercisable as to one-third of the total amount of shares subject to the option on each of the first, second and third anniversaries of the date of grant. In addition, no options can be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act and related rules, is satisfied if such limitation is required for continued validity of the exemption provided under Rule 16b-3(d)(3).

If a corporate transaction such as a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation occurs, the committee may accelerate the vesting and exercisability of outstanding options. The committee may also determine to terminate each outstanding option, if any of these corporate transactions occurs, within a specified number of days after notice to the participant, and the participant is to receive, with respect to each share of Common Stock subject to such option, an amount equal to the excess of the fair market value of such shares payable in cash or other property.

Options are not transferable and may be exercised solely by the participant during her or his lifetime or after her or his death by the person or persons entitled to such option under her or his will or laws of descent and distribution.

Registration of Stock

Notwithstanding any other provision in the plan, the options may not be exercised unless and until the shares of Common Stock to be issued upon exercise of the option have been registered under the Securities Act, and applicable state securities laws, or are, in the opinion of our counsel exempt from such registration. We are under no obligation to register under federal or state securities laws any shares of Common Stock to be issued upon the exercise of options in order to permit the exercise of an option, although we may register such shares of Common Stock at such time as we may determine.

Restricted Stock

Restricted stock may be granted under the 2007 Incentive Stock Plan aside from, or in association with, any other award subject to any restrictions the committee established.

We will issue in the participant’s name a certificate for the shares of Common Stock associated with the award of restricted stock; however, unless otherwise provided, the certificate shall not be delivered to the participant until such shares are free of any restrictions specified by the committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied, and shares of restricted stock may not be transferred until all restrictions have lapsed. If a corporate transaction such as a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation occurs, the committee may accelerate the vesting of outstanding restricted stock, in its sole discretion.

Employment Agreements and Change-in-Control Agreements

On December 21, 2007, we entered into an employment agreement with Jeffrey M. Thompson, our principal executive officer. Pursuant to the terms of the agreement, Mr. Thompson will serve as our chief executive officer and president for a period of two years, with automatic one-year renewals, subject to either party electing not to renew. For such services, Mr. Thompson will receive a base salary of $225,000 per annum, which may be increased annually by our Board of Directors in its discretion, but which increase shall not be less than the greater of (i) the annual increase in the consumer price index or (ii) 5%. Mr. Thompson is also eligible for a bonus of up to

75% of his base salary, as determined by our Board of Directors. In addition, we will pay 100% of all costs associated with Mr. Thompson’s employee benefits, including without limitation health insurance.

If Mr. Thompson’s employment is terminated (i) by us without “cause,” (ii) by him for “good reason” or (iii) by us within two years of a “change of control” (as such terms are defined in the agreement), then (a) we will be required to pay Mr. Thompson twenty-four months base salary in monthly installments, (b) any unvested options to purchase shares of our Common Stock would immediately vest and become exercisable and any restrictions on restricted stock would immediately lapse, and (c) we must continue to provide employee benefits, including without limitation health insurance, to Mr. Thompson for a period of five years following such termination.

During Mr. Thompson’s employment with us, and for a period of twelve months following his termination (the “Restricted Period”), except for a termination by Mr. Thompson for “good reason,” he is prohibited from engaging in any line of business in which we were engaged or had a formal plan to enter during the period of his employment with us. We will continue to pay Mr. Thompson his base salary then in effect in accordance with our customary payroll practices for the duration of any such Restricted Period in the event that Mr. Thompson’s employment is terminated voluntarily by him, except for “good reason,” or by us for “cause.”

Effective May 30, 2008, Joseph P. Hernon became our Chief Financial Officer. He is receiving an annual base salary of $190,000 and is eligible for a bonus of up to 58% of his base salary, as determined by the Board of Directors. Mr. Hernon was granted options to purchase 150,000 shares of common stock at an exercise price of $1.45 per share, vesting in three equal annual installments commencing upon the first anniversary of the grant.

Arthur G. Giftakis, our Vice President of Engineering and Operations, is receiving an annual base salary of $130,000 for the fiscal year 2008. In addition to his annual salary, Mr. Giftakis is eligible for a bonus as determined by the Chief Executive Officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 2, 2002, we borrowed $250,000 from Natale and Elizabeth Urso, Philip Urso’s parents, and issued a promissory note in the original principal amount of $250,000. This note provided for interest at the rate of 10% per annum and was due and payable within 60 days of demand.

On April 1, 2003, we borrowed $253,000 from Philip Urso and issued Mr. Urso a promissory note, dated April 1, 2003, in the original principal amount of $253,000. On November 30, 2004, we borrowed an additional $100,000 from Mr. Urso and issued Mr. Urso a promissory note, dated November 30, 2004, in the original principal amount of $100,000. On August 1, 2005, we consolidated all of our outstanding obligations to Mr. Urso under one instrument, by cancelling each of the foregoing promissory notes and issuing Mr. Urso a single consolidated note for the principal sum of $360,564 to account for the $65,251 then outstanding under the April 1, 2003 note, the $106,694 then outstanding under the November 30, 2004 note, $111,959 of deferred compensation earned in 2004 and $76,659 of deferred compensation earned in 2005. This consolidated note provided for interest at the rate of 5% per annum and was due and payable on August 1, 2008. Mr. Urso, however, had the right to convert up to 50% of the note’s unpaid balance into shares of Common Stock at a conversion price of $1.00 per share.

On December 7, 2005, we borrowed $250,000 from Mr. Urso and issued Mr. Urso a promissory note, dated December 7, 2005, in the original principal amount of $250,000. This note provided for interest at the rate of 10% per annum and was due and payable on December 7, 2006. Mr. Urso, however, had the right to convert all of the note’s unpaid balance into shares of Common Stock at a conversion price of $1.00 per share.

On January 13, 2006, we borrowed $250,000 from Mr. Urso and issued Mr. Urso a promissory note, dated January 13, 2006, in the original principal amount of $250,000. This note provided for interest at the rate of 10% per annum and was due and payable within 60 days of demand.

On July 12, 2006, we borrowed $50,000 from Mr. Urso and issued Mr. Urso a promissory note, dated July 12, 2006, in the original principal amount of $50,000. This note provided for interest at the rate of 10% per annum and was due and payable within 60 days of demand.

On October 1, 2006, we borrowed $125,000 from Mr. Urso and issued Mr. Urso a promissory note, dated October 1, 2006, in the original principal amount of $125,000. This note provided for interest at the rate of 10% per annum and was due and payable within 60 days of demand.

On September 7, 2004, we borrowed $150,000 from George E. Kilguss, III and issued Mr. Kilguss a promissory note, dated September 7, 2004, in the original principal amount of $150,000. This note provided for interest at the rate of 10% per annum and was due and payable on September 7, 2007. Mr. Kilguss, however, had the right to convert all of the note’s unpaid balance into shares of Common Stock at a purchase price of $0.80 per share.

On January 1, 2005, Mr. Kilguss agreed to defer $125,000 of his 2005 compensation. The deferred compensation accrued interest at a rate of 10% per annum. The deferred compensation and accrued interest was due on December 31, 2006. Mr. Kilguss, however, had the right to convert any amount of the balance not paid into shares of Common Stock at a conversion price of $1.00 per share.

On November 10, 2005, we borrowed $250,000 from Howard L. Haronian and issued Dr. Haronian a promissory note, dated November 10, 2005, in the original principal amount of $250,000. The note provided for interest at the rate of 10% per annum and was due and payable on November 10, 2006. Dr. Haronian, however, had the right to convert all of the note’s unpaid balance into shares of common stock at a conversion price of $1.00 per share. On January 12, 2007, Dr. Haronian converted this note into 174,825 shares of our common stock at an adjusted conversion price of $1.43 per share

On January 1, 2006, Mr. Kilguss agreed to defer $45,000 of his 2006 compensation. The deferred compensation accrued interest at a rate of 10% per annum. The deferred compensation and accrued interest was due on December 31, 2006. Mr. Kilguss, however, had the right to convert any amount of the balance not paid into shares of Common Stock at a conversion price of $1.00 per share.

On October 1, 2006, we borrowed $150,000 from Howard L. Haronian and issued Dr. Haronian a promissory note, dated October 1, 2006, in the original principal amount of $150,000. This note provided for interest at the rate of 10% per annum and was due and payable within 60 days of demand.

On January 4, 2007, the aggregate outstanding principal and interest on the above promissory notes was $1,691,636. On such date, each of the noteholders sold their notes to a group of unaffiliated third parties pursuant to our issuing each of the note purchasers new notes that:

•	were due and payable on January 4, 2008;

•	accrued interest at the rate of 10% per annum; and

•	became automatically convertible into shares of common stock at a conversion price of $1.50 per share upon a merger.

When Towerstream Corporation, a private company, merged with the Company on January 12, 2007, these new January 4, 2007 notes converted into 1,127,575 shares of our common stock.

Related parties can include any of our Directors or executive officers, certain of our stockholders and their immediate family members. Each year, we prepare and require our Directors and executive officers to complete Director and Officer Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. This helps us identify potential conflicts of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the company as a whole. Our code of ethics requires all Directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify our Audit Committee of the Board of Directors which is responsible for considering and reporting to the Board any questions of possible conflicts of interest of Board members. Our code of ethics further requires pre-clearance before any employee, officer or director engages in any personal or business activity that may raise concerns about conflict, potential conflict or apparent conflict of interest. Copies of our code of ethics and the Audit Committee charter are posted on the corporate governance section of our website at www.towerstream.com.

In evaluating related party transactions and potential conflicts of interest, our compliance officer and independent Directors apply the same standards of good faith and fiduciary duty they apply to their general responsibilities. They will approve a related party transaction only when, in their good faith judgment, the transaction is in the best interest of the Company.

PROPOSAL NO. 2 —

APPROVAL OF 2008 NON-EMPLOYEE DIRECTORS

COMPENSATION PLAN

Background and Purpose of the Proposed Plan

We are requesting that stockholders vote to approve our 2008 Non-Employee Directors Compensation Plan (the “Director Plan”). Our Board of Directors has approved the Director Plan, subject to approval from the stockholders at the meeting. The Director Plan will be utilized to provide for stock-based and cash compensation to our non-employee Directors.

The purpose of the Director Plan is to help us attract and retain the services of experienced and highly-qualified individuals as Directors and to encourage stock ownership by such Directors so that their interests are aligned with the interests of our company and stockholders. Moreover, although we have previously authorized and included compensation to our non-employee Directors in our 2007 Equity Compensation Plan, we are proposing this new plan for the following reasons:

•	for administrative purposes we would prefer to separate the compensation payable to our non-employee Directors from our other existing plans which cover employees and consultants; and

•	in lieu of amending the existing terms of the non-employee director compensation under the 2007 Equity Compensation Plan, we have determined to adopt an entirely new plan.

Compensation to our non-employee Directors will no longer be made under the 2007 Equity Compensation Plan and will be governed solely by the new Director Plan.

The Director Plan authorizes the payment of cash fees and the grant of non-qualified stock options to our Directors who, at the time of such payment or grant, are not employees of our company.

The following summary of the material provisions of the Director Plan is qualified in its entirety by reference to the complete text of the Director Plan, a copy of which is attached to this proxy statement as Annex A.

Stock Subject to the Director Plan

We have reserved a maximum of 1,000,000 shares of Common Stock for issuance upon the exercise of stock options to be granted pursuant to the Director Plan. Each share issued under an option will be counted against this limit. Shares to be delivered at the time a stock option is exercised may be available from authorized but unissued shares or from shares previously issued but which we have reacquired and hold in our treasury.

In the event of any change in our outstanding shares by reason of any reorganization, recapitalization, consolidation, stock split, reverse stock split, stock dividend, combination of shares, reclassification or other similar transactions, the number of shares which may be issued upon exercise of outstanding options, and the exercise price of options previously granted under the Director Plan, will be proportionally adjusted to prevent any enlargement or dilution of the rights of holders of previously granted options as may be appropriate to reflect any such transaction or event.

Administration of the Director Plan

The Director Plan will be administered by our Board of Directors or by a committee of the Board. Until such time as the Board appoints a committee, the Board will administer the Director Plan.

Eligibility

Cash compensation may be paid and options may be granted under the Director Plan only to Directors of our company, who, at the time of such payment or grant, are not employees of our company or any parent or subsidiary of our company. Options granted to non-employee Directors are non-qualified stock options.

Cash Fees

Each non-employee director is entitled to receive an annual retainer fee of $25,000 for serving as a director, and a fee of $1,000 for each meeting of our Board of Directors and $500 for any committee meeting attended by such director. These terms are not changed from the existing 2007 Equity Compensation Plan.

Option Terms

Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of our Common Stock at an exercise price per share determined at the date of the grant. The Director Plan provides that the stock options be non-qualified options, which are stock options other than incentive stock options within the meaning of Sections 422 of the Internal Revenue Code of 1986, as amended. Options may be evidenced by stock option agreements with the respective optionees.

The exercise price for each share of our Common Stock purchasable as a non-qualified option granted under the Director Plan will be the fair market value (as defined in the Director Plan) of such share on the date of grant.

The exercise price of the options may be paid in cash, in shares of our Common Stock, or in a combination of cash and shares, equal in value to the exercise price. However, only shares which the optionee has held for at least six months on the date of the exercise may be surrendered in payment of the exercise price for the options. In no event may a stock option be exercised after the expiration of its stated term.

No option may be exercisable more than five years after the date the option is granted. Options granted under the Director Plan will be fully exercisable at the time of grant, provided that no option will be exercisable until such time as any limitation required by Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related rules and regulations are satisfied for the availability of the exemption provided by Rule 16b-3(d)(3) of the Exchange Act. No cash consideration is payable to us in exchange for the grant of options.

Automatic Grant of Options

Without further action of our Board of Directors, each non-employee director will receive an option to purchase 50,000 shares of our Common Stock upon election or appointment to our Board of Directors and thereafter each year on the first business day in June, subject to such director remaining on the Board.

The 2007 Equity Compensation Plan included provisions for annual awards of 10,000 options until the Board amended such plan on June 27, 2008 on a one time basis to increase the automatic award to 50,000 for the 2008 year. Stockholder approval of the increase was not required.

Transferability

During the lifetime of the Optionee, options may be exercisable only by the optionee and are generally not transferable other than by will or by the laws of descent and distribution except, with the consent of the Board, the optionee may transfer all or a portion of an option to limited permitted transferees.

Termination of Directorship

If an optionee ceases to be a director other than for fraud, dishonesty or conviction of a felony or other activities that are deemed by our Board to constitute “cause”, any options held by such optionee may be exercised, to the extent the option was exercisable on the date such optionee ceases to be a director, until the earlier of (i) one year after the date the optionee ceases to be a director and (ii) the date on which the option otherwise expires by its terms. If the optionee ceases to be a director by reason of “cause” , any options held by such optionee will terminate as of the date of the action giving rise to such termination for “cause”.

Amendment of the Director Plan

Our Board of Directors may amend, suspend or terminate the Director Plan or amend the terms of any option previously granted at any time except that grants previously made under the Director Plan may not be impaired by any amendment of the Director Plan, without the consent of the affected grantees.

Registration of Stock

No option may be exercised unless and until the shares of Common Stock to be issued upon the exercise of the option have been registered under the Securities Act of 1933 and applicable state securities laws or are exempt from such registration. We are under no obligation to register such shares to permit the exercise of an option.

Certain Awards Deferring or Accelerating the Receipt of Compensation

Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Deferred stock awards which may be granted under the Plan may constitute deferred compensation subject to the Section 409A requirements. It is our intention that any stock option agreement governing awards subject to Section 409A will comply with these new rules.

Tax Treatment

The following is a brief description of the federal income tax consequences, under existing law, with respect to non-qualified stock options that may be granted under the Director Plan.

An optionee will not realize any taxable income upon the grant of a non-qualified option. When exercised, the amount by which the fair market value of the shares covered by the non-qualified option exceeds the option price paid upon exercise, ordinary income is recognized by the optionee in the year of such exercise. The Company is entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as capital gain or loss, short-or long-term depending on the length of time the stock was held by the optionee before such sale.

Required Vote

Approval of the Director Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the annual meeting. Assuming the presence of a quorum of more than 50% of the shares of our Common Stock, the failure to vote will have no effect on the outcome of the vote.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2008 NON-EMPLOYEE DIRECTORS COMPENSATION PLAN.

PROPOSAL NO. 3 —

RATIFICATION OF THE APPOINTMENT OF MARCUM & KLIEGMAN LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008

Our stockholders are being asked to ratify the Board of Directors’ appointment of Marcum & Kliegman LLP as our independent registered public accounting firm for fiscal 2008.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of our shares of Common Stock voting at the annual meeting, management will review its future selection of our independent registered public accounting firm.

A representative of Marcum & Kliegman LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

On January 12, 2007, we dismissed Schumacher & Associates, Inc. (“Schumacher”) as our independent registered accounting firm. The dismissal was effective upon the completion by Schumacher of its procedures regarding the preparation and filing of our Annual Report on Form 10-KSB for the fiscal year ended November 30, 2006. The decision to dismiss was approved by our Board of Directors. On March 12, 2007, Schumacher completed the above procedures and our engagement of Schumacher ended and the dismissal of Schumacher became effective. The reports of Schumacher on our consolidated financial statements as of and for the fiscal years ended November 30, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph disclosing substantial doubt about our ability to continue as a going concern.

During the fiscal years ended November 30, 2005 and 2006 and through March 12, 2007, there were no disagreements with Schumacher on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Schumacher, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

We engaged Marcum & Kliegman LLP as our principal independent registered public accountant on January 12, 2007. The engagement of Marcum & Kliegman LLP was approved by our Board of Directors.

During the years ended November 30, 2006 and 2005 and through January 12, 2007, we did not consult with Marcum & Kliegman LLP with respect to either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K.

Audit Fees

The aggregate fees billed for professional services rendered by Marcum & Kliegman LLP for the audit of our annual financial statements, review of financial statements included in our quarterly reports and other fees that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended December 31, 2007 were $316,088.

Audit Related Fees

There were no fees billed for other audit related services, registration statement consents and due diligence by Marcum & Kliegman LLP that are reasonably related to the performance of the audit or review of our financial statements for the fiscal year ended December 31, 2007.

Tax Fees

There were no fees billed for professional services rendered by Marcum & Kliegman LLP for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2007.

All Other Fees

There were no fees billed for professional services rendered by Marcum & Kliegman LLP for services other than those described above, during the fiscal year ended December 31, 2007.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

Before the independent registered public accounting firm is engaged by the Company to perform audit or permissible non-audit services, the engagement is approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management.

Voting Required for Ratification

The affirmative vote of the majority of the votes cast at the annual meeting is required for ratification of the appointment of Marcum & Kliegman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE

APPOINTMENT OF MARCUM & KLIEGMAN LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-KSB, as amended, for fiscal year ended December 31, 2007, accompanies this notice.

FUTURE PROPOSALS OF SECURITY HOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2009 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the stockholder proposals must be received by our Secretary on or before April 27, 2009. Under SEC rules, you must have held for one year at least 2,000 shares or 1% of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2009 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, must notify us no later than April 27, 2009 (see Rule 14a-4 under the Exchange Act). If a stockholder who wishes to present a proposal fails to notify us by April 27, 2009, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of this proxy is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at 401-848-5848, or send a written request to Towerstream Corporation, 55 Hammarlund Way, Middletown, Rhode Island 02842, attention Investor Relations. If you have received only one copy of the proxy statement and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of ours may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

Stockholders are urged to mark, sign and send in their proxies without delay.

By Order of the Board of Directors

/s/ Philip Urso
Chairman

July 18, 2008

ANNEX A

TOWERSTREAM CORPORATION

2008 NON-EMPLOYEE DIRECTORS COMPENSATION PLAN

1.	Purpose of the Plan.

This 2008 Non-Employee Directors Compensation Plan (the “Plan”) is intended as an incentive to enable Towerstream Corporation, a Delaware corporation (the “Company”), to attract and retain the services of experienced and highly-qualified individuals as directors of the Company and to encourage stock ownership by such directors so that their interests are aligned with the interests of the Company and its stockholders. It is intended that participants in the Plan may acquire or increase their proprietary interests in the Company and be encouraged to remain in the directorship of the Company. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	Administration of the Plan.

The Plan shall be administered by the Board of Directors of the Company and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board (the “Board”). Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time subject to the terms of the Plan and any applicable limitations imposed by law. The Board shall have authority to administer the Plan subject to the provisions of the Plan but shall have no authority, discretion or power to select the non-employee directors of the Company who will receive options under the Plan, to set the exercise price of the options granted under the Plan, to determine the number of shares of common stock to be granted upon exercise of options or the time at which such options are to be granted, to establish the duration of option grants, or to alter other terms or conditions specified in the Plan. All questions of interpretation of the Plan or of any options granted under the Plan (an “Option”) shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

3.	Eligibility.

Options and cash fees may be granted only to directors of the Company who, at the time of such grant, are not employees of the Company or of any parent or subsidiary corporation of the Company (“Non-Employee Directors”). Options granted to Non-Employee Directors shall be nonqualified stock options; that is, options that are not treated as having been granted under Section 422(b) of the Code. A person granted an Option is hereinafter referred to as an “Optionee.”

4.	Cash Fees.

Each Non-Employee Director shall receive an annual retainer fee of $25,000 payable in cash, for serving as a director of the Company. In addition, each Non-Employee Director shall be entitled to receive a fee, payable in cash, of $1,000 for each meeting of the Board and $500 for any committee thereof attended in person or telephonically and shall be reimbursed for his or her expenses reasonably incurred in connection with serving on the Board.

5.	Shares Subject to Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 1,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or treasury shares, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. If an Option expires or becomes unexercisable without having been exercised in full, or is forfeited, the unpurchased shares which were subject thereto shall become available for future grant or sale under the Plan. Stock used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan. Stock used to satisfy tax withholding obligations shall not become available for future grant to sale under the Plan.

6.	Time for Granting Options.

All Options shall be granted, if at all, within five (5) years from the Effective Date.

7.	Terms, Conditions and Form of Options.

Options granted pursuant to the Plan may be evidenced by written agreements specifying the number of shares of Stock covered thereby, which written agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a) Automatic Grant of Options. Options shall be granted automatically and without further action of the Board, as follows:

(i) Each Non-Employee Director will receive 50,000 options to acquire shares of our Stock during each year of continued service to the Board of Directors on the first business day of June of each year; provided that the recipient Non-Employee Director is then serving on the Board of Directors, or re-elected to serve on the Board of Directors, as the case may be. Any annual award shall be subject to a pro rata reduction for service of less than one full year since the date of joining the Board of Directors. The annual award, if subject to such pro rata reduction, shall be reduced as follows:

Date of Joining Board	Reduction Amount
First Business Day of June to September 30th	no reduction
October 1st to December 31st	reduced by 12,500 options
January 1st to March 31st	reduced by 25,000 options
April 1st to last business day of May	reduced by 37,500 options

(ii) Notwithstanding the foregoing, any person may elect not to receive an Option to be granted pursuant to this Section 6(a) by delivering written notice of such election to the Board no later than the day prior to the date on which such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date on which such Option would be granted pursuant to this Section 6(a).

(iii) Notwithstanding any other provision of the Plan to the contrary, no Option shall be granted to any individual on a day when he or she is no longer serving as a Non-Employee Director of the Company.

(iv) Options granted in accordance with this Section 6(a) shall not be binding on the Company and no person shall have any rights thereunder unless and until the Plan or any individual Option grant shall be approved by the stockholders of the Company within one year of the date of grant.

(b) Option Exercise Price. The purchase price of each share of Stock purchasable under an Option shall be the Fair Market Value of such share of Stock on the date the Option is granted. “Fair Market Value” means for the purpose of the Plan, for any date, the price determined by the first of the following clauses that applies: (i) if the Stock is then listed or quoted on any established stock exchange or national market system (a “Trading Market”), the daily volume weighted average price of the Stock for such date (or the nearest preceding date) on the Trading Market on which the Stock is then listed or quoted as reported by Bloomberg L.P. (based on a day on which the New York Stock Exchange is open for trading from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (ii) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (iii) if the Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Stock so reported; or (iv) in all other cases, the fair market value of a share of Stock as determined by the Board in good faith in a manner consistent with the provisions of the Code. Anything in this Section 6(b) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(c) Exercise Period and Exercisability of Options. An Option granted pursuant to the Plan shall be exercisable for a term of five (5) years. Options granted pursuant to the Plan shall become exercisable on the date of grant; provided, however, that no option shall be exercisable until such time as any limitation required by Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related rules and regulations shall be satisfied for availability of the exemption provided under Rule 16b-3(d)(3) of the Exchange Act.

(d) Termination of Options.

(i) In the event that an Optionee ceases to be a director of the Company because the Optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director. Such Option may be exercised at any time until the earlier of (a) one (1) year after the date the Optionee ceases to be a director and (b) the date on which the Option otherwise expires by its terms, at which time the Option shall expire; provided, however, if the Optionee dies before the Options are forfeited and no longer exercisable, the terms and provisions of Section 6(d)(ii) shall control.

(ii) In the event of the death of an Optionee, the Option granted to such Optionee may be exercised, to the extent the Option was exercisable on the date of such Optionee’s death, by the estate of such Optionee or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death of such Optionee. Such Option may be exercised at any time until the earlier of (a) one (1) year after the date the Optionee ceases to be a director and (b) the date on which the Option otherwise expires by its terms, at which time the Option shall expire.

(iii) In the event that an Optionee ceases to be or is removed as a director of the Company on account of fraud, dishonesty, conviction of a felony under any state or federal statute or other acts detrimental to the interests of the Company or any direct or indirect subsidiary of the Company, or for any other reason that, upon a good faith determination by the Board or the stockholders of the Company, is deemed to constitute “cause”, provided, however, that it is specifically understood that “cause” shall not include the commission or omission of any act taken in the good-faith exercise of such Optionee’s business judgment as a Non-Employee Director, the Option granted to such Optionee shall terminate as of the date of the action giving rise to such termination for “cause” and no unexercised Option or portion of an Option may thereafter be exercised.

(iv) In the event that an Optionee is removed as a director by the Company at any time other than for “cause” pursuant to Section 7(d)(iii) or resigns as a director, the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director. Such Option may be exercised at any time until the earlier of (a) one (1) year after the date the Optionee ceases to be a director and (b) the date on which the Option otherwise expires by its terms, at which time the Option shall expire; provided, however, if the Optionee dies before the Option is forfeited and no longer exercisable, then the terms and provisions of Section 6(d)(ii) shall control.

(e) Payment of Option Exercise. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by certified check or bank draft or by such other instrument as may be acceptable to the Company or by wire transfer of immediately available funds, (ii) by surrender of a number of shares of Stock having a fair market value (as determined in accordance with Section 7(b) hereof) equal to the aggregate purchase price of the Stock being purchased (“Cashless Exercise”) as hereinafter determined, or (iii) a combination of cash and shares, or (iv) on a “net” cashless exercise basis. If the Optionee elects the net cashless exercise method of payment, the Company shall issue to the Optionee a number of shares of Stock determined in accordance with the following formula:

X	=	Y(A - B)
A

with:	X	=	the number of shares of Stock to be issued to the Holder;

	Y	=	the number of shares of Stock with respect to which the Option is being exercised;

	A	=	the Fair Market Value per share of the Stock on the date of exercise of the Option; and

	B	=	the then-current exercise price of the Option

8.	Termination or Amendment of Plan.

(a) The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without such Optionee’s consent.

(b) The Board may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

(c) It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Board shall exercise its discretion in granting Options hereunder (and the terms of such Options) accordingly. The Plan and any grant of an Option hereunder may be amended from time to time (without, in the case of an Option, the consent of the Optionee) as may be necessary or appropriate to comply with the Section 409A Rules.

9.	Effect of Change in Stock Subject to Plan.

Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan, the number of shares to be granted under the Plan and to any outstanding Options and in the Option exercise price of any outstanding Options in the event of a stock dividend, stock split, recapitalization, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

10.	Transferability of Options.

(a) Except as provided in Section 10(b) hereof, an Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution; provided, however, that Options may be transferred under a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules promulgated thereunder).

(b) Notwithstanding the foregoing, with the consent of the Board, in its sole discretion, an Optionee may transfer all or a portion of the Option to: (i) an Immediate Family Member (as hereinafter defined), (ii) a trust for the exclusive benefit of the Optionee and/or one or more Immediate Family Members, or (iii) such other person or entity as the Board may permit (individually, a “Permitted Transferee”). For purposes of this Section 10(b), “Immediate Family Members” shall mean the Optionee’s spouse, parents, siblings, children or grandchildren, whether natural or adopted. As a condition to such transfer, each Permitted Transferee to whom the Option or any interest therein is transferred shall agree in writing (in a form satisfactory to the Company) to be bound by all of the terms and conditions of the Option Agreement evidencing such Option and any additional restrictions or conditions as the Company may require. Following the transfer of an Option, the term “Optionee” shall refer to the Permitted Transferee, except that, with respect to any provision for the Company’s tax withholding obligations, if any, such term shall refer to the original Optionee. The Company shall have no obligation to notify a Permitted Transferee of any termination of the transferred Option, including an early termination pursuant to Section 7(d) hereof. A Permitted Transferee shall be prohibited from making a subsequent transfer of a transferred Option except to the original Optionee or to another Permitted Transferee or as provided in Section 10(a) hereof.

11.	Government Regulations.

It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 of the Exchange Act and any regulations promulgated thereunder. If any provision of this Plan is later found not to be in compliance with such Rule, the provision shall be deemed null and void. All grants and exercises of Options under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and any regulations promulgated thereunder.

12.	General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Director Status. The adoption of the Plan shall not confer upon any Optionee of the Company or any subsidiary any right to continued service as a director with the Company, nor shall it interfere in any way with the right of the Company to terminate the service of any of its directors at any time.

(c) Limitation of Liability. No member of the Board, or any officer or employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

13.	Registration of Stock.

Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws or is exempt from such registration. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option.

14.	Effective Date of Plan.

The Plan shall be effective on the date that the stockholders of the Company approve the Plan, which approval shall be obtained prior to February 27, 2009 (the date of actual approval being the “Effective Date”) which is one year from the date of the authorization of the Plan by the Company’s Board of Directors.

15.	Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY	Please mark your votes like this	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

	FOR all	WITHHOLD AUTHORITY		FOR	AGAINST	ABSTAIN
1. Election of Directors Set forth below are the names of nominees who will be elected to serve until the next annual meeting of stockholders	Nominees listed to the left	to vote (except as marked to the contrary for all nominees listed to the left)	2. Adoption of the 2008 Non-Employee Directors Compensation Plan.	☐	☐	☐
	☐	☐		FOR	AGAINST	ABSTAIN
NOMINEES:	(01) Philip Urso (02) Jeffrey M. Thompson (03) Howard L. Haronian, M.D. (04) Paul Koehler (05) William Bush		3. Ratification of the appointment of Marcum & Kliegman LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008	☐	☐	☐
(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

4.   By my signature below, I confer to the named proxies discretionary authority to vote upon such other business as may properly come before the meeting or any postponements, continuations and adjournments thereof, including the authority to vote to adjourn the meeting to solicit additional votes in favor of any proposal.

IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR: (i) THE ELECTION OF THE FIVE (5) DIRECTORS LISTED ABOVE, (ii) AND ADOPTION OF THE 2008 NON-EMPLOYEE DIRECTORS COMPENSATION PLAN AND (iii) THE RATIFICATION OF THE APPOINTMENT OF MARCUM & KLIEGMAN LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2008.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such .

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

TOWERSTREAM CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

August 27, 2008

The undersigned hereby appoints Jeffrey M. Thompson and Joseph P. Hernon and each of them, proxies, with full powers of substitution to each to vote all shares of Common Stock of Towerstream Corporation owned by the undersigned at the Annual Meeting of Stockholders to be held on August 27, 2008 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as designated on the reverse hereof.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted. Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)